Citi 7th Annual Small/Mid Cap &
Deutsche Bank Media
November 16 & 17, 2010

Safe Harbor
This presentation and management’s public commentary contain certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company’s operations. Statements in this presentation that are forward-looking include, but are not limited to, the statements regarding broadcast and publishing advertising revenues, as well as any guidance related to the Company’s financial performance.
Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national, or local events that could disrupt broadcast television;
increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, or syndicated programming costs; changes in television network affiliation agreements; technological developments affecting products or the methods of distribution; changes in government regulations affecting the Company’s industries; unexpected changes in interest rates; and
the consequences of any acquisitions and/or dispositions. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Parents
Better Homes and Gardens
Ladies' Home Journal
American Baby
Traditional Home
Parents.com
Midwest Living
More
Family Circle
ReadyMade
Mixing Bowl

FOX 5 KVVU-TV Henderson - Las Vegas
Working 4 You
Eyewitness News 3
FOX 12 Oregon
CBS 3 Springfield
CBS 5 KPHO.com
KCTV 5 KCTV5.com
my ksmo TV .com
5 WNEM.COM
FOX Carolina
CBS Atlanta

O'Grady Meyers Marketing Communications
NMS new media strategies
directive
genex.
BIG COMMUNICATIONS
the hyper factory

Broad Media and Marketing Footprint
National
Media Brands
Meredith
Integrated
Marketing
Local Media
Brands

1. Exploit the economic recovery
2. Optimize our core businesses
3. Expand our digital businesses
4. Enhance and extend key brands
5. Significantly grow Meredith Integrated Marketing
6. Build shareholder value over time

Vision 2013 Growth Strategies

Strengthening Advertising Revenue Performance
Change from prior year period
Source: Meredith, calendar year quarters
* = Estimate

Q4
Q1
Q2
Q3
Q4
Up low
double
digits
Q3
Q2
Q1
*
Calendar 2009
Calendar 2010

Delivering Record Political Ad Revenue
Net Political Revenue for Season (July-December)
$14.1
$20.3
$18.4
$32.6
$22.9
$33.2
Calendar years

Delivering National Market Share Gains Over Time
Meredith Share of Magazine Industry Advertising Revenues
9.3%
9.5%
12.3%
Source= Publishers Information Bureau
Fiscal years ended June 30

Summary: Current Ad Environment Improving
Magazines:

• Modest advertising gains
• Achieving higher rates per advertising page
• Online advertising up strongly
Television:

• Delivering strong top-line growth
• Political advertising season set record
• Automotive rebounding strongly, but other categories also up

1. Exploit the economic recovery
2. Optimize our core businesses
3. Expand our digital businesses
4. Enhance and extend key brands
5. Significantly grow Meredith Integrated Marketing
6. Build shareholder value over time

Vision 2013 Growth Strategies

Building the National Media Business of the Future
Brand Strength
Revenue Growth
Cost and Expense
Containment
Next Generation
Operating Model
• Magazine readership up
• Digital audience growing
• Delivering higher net revenues per page
• Integrated marketing, brand licensing growing
• Q1 FY11 costs down 2 percent year over year
• Q1 FY11 costs down 14 percent over two years
• Optimized Special Interest Media business
• Moving consumer marketing activities online

Building the Local Media Business of the Future
Brand Strength
Revenue Growth
Cost and Expense
Containment
Next Generation
Operating Model
• Delivering strong TV news ratings
• Better daily show in 80 markets (4 of Top 5)
• Q1 FY11 spot ad revenue up 27 percent
• Increasing online and mobile activities
• Automated newsrooms
• Q1 FY11 costs down 1 percent over 2 years
• Centralized master control, traffic & research
• Creating 24-hour continuous news platform

1. Exploit the economic recovery
2. Optimize our core businesses
3. Expand our digital businesses
4. Enhance and extend key brands
5. Significantly grow Meredith Integrated Marketing
6. Build shareholder value over time

Vision 2013 Growth Strategies

Better Homes
Thanksgiving Menus Made Easy!

Parents

Mixing Bowl

Mind, Body + Spirit
fitness

Mixing Bowl

Atlanta
74°
WINNING LOTTERY SECRETS
TONIGHT
VIDEO
Home Invasion Suspect Dies After Police Chase
OUT & ABOUT

5 KPHO.com TELLING IT LIKE IT IS

EYEWITNESS NEWS 3

FOX 5
58°
WEATHER ALERT
Woman 1 Of 6 Charged In Teacher's Killing

Meredith Interactive Overview
National Media Group
Local Media Group
Total: 25 websites
Total: 30 websites + apps

The Web Has Grown Our Total Audience
20
Average Monthly Unique Visitors to all Meredith websites
27% CAGR
18
11
7
3
Source: Meredith; $ in millions
Fiscal years ended June 30

THE HYPERFACTORY
DEFINING THE MOBILE SPACE

WORKING 4 YOU

Now We’re Expanding to the Mobile Platform
• Completed Hyperfactory acquisition:
 – Mobile content and marketing specialist
 – Working on additional B2B and B2C initiatives
• Business to Business:
 – Developing mobile apps, web sites and
 marketing campaigns for corporate clients
• Business to Consumer:
 − Launched mobile versions of our key brands
 − TV stations offer multiple apps
 − Working with Next Issue Media on eTablets

Better Homes and Gardens
a feast to remember
25 Ways to Simplify the Season

Parents
Good Manners Made Easy
10 Best Cities for Babies
The Year's Top Toys
Fix Your Child's Worst Eating Habits
Bedroom Blahs?
How To Cook Thanksgiving Dinner

BOOST YOUR ENERGY
BLAST MORE FAT!
Fresh, Natural Beauty
Superfood or Superscam?
12 Decadent Party Dishes (Zero Guilt)
Gear and Gifts Galore
Diet Damage Control
Instant Motivation

• Deeper and richer brand experience
• Features additional content, videos and slideshows
• Multiple revenue streams:
 - Subscriptions, single copy sales and bundles
 - Advertising
Full eTablet Editions to Launch in Spring 2011

iPad
1:12 PM
62%
Help
Better Homes and Gardens
Choose an Occasion to
celebrate
autumn
thanksgiving
christmas

1. Exploit the economic recovery
2. Optimize our core businesses
3. Expand our digital businesses
4. Enhance and extend key brands
5. Significantly grow Meredith Integrated Marketing
6. Build shareholder value over time

Vision 2013 Growth Strategies

print

▶ **BHG Magazine**
- 40 million readers each month

▶ **BHG Books**
- 120+ branded books (40+ million sold of Red Plaid Cookbook)

▶ **BHG SIPs**
- 70+ branded SIPs

▶ **BHG International Editions**
- Australia, China, India, Russia

broadcast

▶ **Broadcast Better TV Show**
- Hour-long lifestyle program
- Airs in 80 markets nationwide (CBS, NBC, ABC and FOX)
- 52% of USHH

digital

▶ **BHG New Media:**

- **Mobile Site:** Launched in July 2010

- **Holiday iPad App:** Launching in Fall 2010

- **Digital Edition:** Launching in Q1- Q2 2011

online

▶ **BHG Network**
11.5 million unique visitors a month

- **BHG.com:** 6.6 million unique visitors a month
- **MixingBowl.com:** Social network of active cooks
- **BetterRecipes.com:** Personalized site for kitchen enthusiasts
- **Recipe.com:** Home of the world's best branded recipes

▶ **Broadband—BetterTV.com**
- 20+ channel internet destination
- 1+ million video plays each month

licensing

▶ **BHG Licensed Products**
- 2,000+ home products at Walmart
- Fine furniture by Universal
- Mattresses by Serta
- Home décor fabrics at Joann Fabric and Craft Stores
- Flowers and plants by FTD

Walmart UNIVERSAL FURNITURE

▶ **BHG Real Estate Franchise**
- Partnership with Realogy Corporation
- Offers a full range of services to brokers, home buyers and sellers
- Represents 17 brokers and 5,200 agents or real-estate professionals in more than 140 offices and 18 states

Better Homes and Gardens REAL ESTATE

Better Homes and Gardens | It's Where Life Happens 1

Better Homes and Gardens I It’s Where Life Happens
Better Homes and Gardens 360º Approach

Cookware
Dinnerware/Flatware
Artificial Flowers
Outdoor Furniture
Walmart
Save money. Live better.
Ready-to-Assemble Furniture
Lighting
Bath Furniture and Towels
Bedding, Sheets, Pillows and Curtains

Better Homes and Gardens I It’s Where Life Happens
Better Homes and Gardens Products at Retail

Growing Revenues from Brand Licensing
$ in millions
Fiscal years ended June 30
28% CAGR

Age & Stage-Based Magazines
National-Reach Magazines
Targeted Sampling
Interactive, Community, and Blogosphere
Hispanic Magazines
Experiential
MomsClub
Broadband/VOD
Custom Media
Kimberly-Clark
Research/ Consumer Insights
Retail
CRM and Database
directive
genex.
Mobile/e-tablet
Editorial Expertise

1
3
Parents & American Baby: The Next Megabrand

1. Exploit the economic recovery
2. Optimize our core businesses
3. Expand our digital businesses
4. Enhance and extend key brands
5. Significantly grow Meredith Integrated Marketing
6. Build shareholder value over time

Vision 2013 Growth Strategies

Optimization
Consumer Insights
Customer Data
Program Strategy
Creative Excellence
Content
Metrics & ROI
Analysis
Video Creation
Online Intelligence
Separate for Specialist Programs
Integrated for Brand Synergy
meredith
integrated marketing
directive
BIG COMMUNICATIONS
NMS
new media strategies
O'GRADY\MEYERS
MARKETING COMMUNICATIONS
genex.
the hyper factory

Database
Mobile
Digital
Word of
mouth
Healthcare
Strong Integrated Marketing Capabilities

Custom Publishing
100%
Custom Publishing
49%
CRM/
Digital
51%
Strong Revenue Growth and Diversification

Fiscal 2005
Fiscal 2010

The Gerber Generation
is dreaming of a healthier world
Visit
Gerber.

Facebook

Welcome!

Online Media

Banner ad

Blogger Outreach

Direct Mail
Pushes mom to Fan Gerber and Enter Photo Search

Own the Mom-to-Mom Nutrition Conversation

Mobile

Mobile Web
Mobile App

Website & E-mails

Gerber Generation Photo Search

The Gerber
Generation
getting the Word out

Health Care Provider
Consistent messaging so they can support mom

Parent Resource Center
Expects to support the conversation and drive credibility

Gerber
Generation

Case Study: Nestlé/Gerber

1. Exploit the economic recovery
2. Optimize our core businesses
3. Expand our digital businesses
4. Enhance and extend key brands
5. Significantly grow Meredith Integrated Marketing
6. Build shareholder value over time

Vision 2013 Growth Strategies

$0.36
$0.48
$0.64
$0.86
$0.92
2002
2004
2006
2008
2010

Track Record of Dividend Increases
12% CAGR
Calendar years

 200
Stock Option Exercises
$2,000
Utilization of Cash
 200
Net Debt
 300
Capital Expenditures
600
Acquisitions, Net of Dispositions
$2,000
Available Cash
$1,800
Operating Cash Flow
 300
Dividends
$ in millions
$600
Share Repurchases
 $900
SUBTOTAL
Use of Cash: Fiscal 2001 through 2010

	October 2010E	November 2010E
Total Company ad revenue	Up low double digits	Up low double digits
Total National Media ad revenue	Up low to mid single digits	Up low to mid single digits
Local Media net political ad revenue	$15-18M	$21.6M
Local Media non-political ad revenue	Up low to mid single digits*	Flat to up low single digits
Total Local Media ad revenue	Up low 20%’s	Up low 20%’s
Fiscal 2011 Second Quarter and Full Year Outlook
*Depending on the strength of political advertising and its related impact on total advertising inventory, non-political pacings may moderate as the quarter progresses
Second quarter earnings per share	$0.75 to $0.80	$0.75 to $0.80
Full year earnings per share	$2.50 to $2.75	$2.50 to $2.75

1. Exploit the economic recovery
2. Optimize our core businesses
3. Expand our digital businesses
4. Enhance and extend key brands
5. Significantly grow Meredith Integrated Marketing
6. Build shareholder value over time

Vision 2013 Growth Strategies

meredith

Better Homes and Gardens
FamilyCircle
Ladies' Home Journal
Atlanta cbsatlanta.com
5 KPHO.com TELLING IT LIKE IT IS
FOX 12 OREGON
Parents
american baby
fitness
PDX TV
WORKING 4 YOU
EYEWITNESS NEWS 3
MAGAZINE More
Midwest Living
TRADITIONAL HOME
KCTV 5 KCTV5.com
my ksmo TV .com
FOX CAROLINA
Better
SER Padres
WOOD
meredith women's network
Successful Farming
ReadyMade
FOX 5 KVVU-TV Henderson - Las Vegas
WNEM.COM COVERAGE YOU CAN COUNT ON
CBS 3 SPRINGFIELD
Mixing Bowl
Parents tv
SPECIAL INTEREST media BETTER HOMES AND GARDENS

meredith integrated marketing
O'GRADY MEYERS
m
NMS new media strategies
the hyper factory
genex
directive
BIG COMMUNICATIONS